UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
Amendment No. 1

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

FILED BY THE REGISTRANT ☒

FILED BY PARTY OTHER THAN THE REGISTRANT ☐

CHECK THE APPROPRIATE BOX:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

PALOMAR ENTERPRISES, INC.
(Name of Registrant as specified in its charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☒	No fee required.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transactions applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, schedule or registration statement no.:
(3)	Filing party:
(4)	Date filed:

PALOMAR ENTERPRISES, INC.
1802 N. Carson Street, Suite 212-3018
Carson City, Nevada 89701
Telephone (775) 887-0670

April 22, 2008

Explanatory Note

This  filing is  submitted  for the sole  purpose of  correcting  the information contained in the preliminary Schedule  14(c) filed with the SEC on March 31, 2008 and the definitive Schedule  14(c) filed with the SEC on April 10, 2008. Both the preliminary and the definitive Schedules  14(c) erroneously stated that our stockholders were entitled to dissenters’ rights in connection with our name change from “Palomar Enterprises, Inc.” to “Angel Acquisition Corp.,” when in fact, Nevada law does not provide for dissenters’ rights in connection with a name change which was effected on April 21, 2008. As such, our stockholders are not entitled to dissenters’ right with respect to the name change described in our preliminary Schedule  14(c) filed with the SEC on March 31, 2008 and the definitive Schedule  14(c) filed with the SEC on April 10, 2008. No other  changes or  modifications  in the preliminary and the definitive Schedules  14(c), as filed, are made or intended by this amendment.

General Information & Incorporation by Reference:

THIS  AMENDMENT TO THE INFORMATION STATEMENT  IS BEING  MAILED TO ALL  SHAREHOLDERS  OF RECORD OF PALOMAR ENTERPRISES, INC. IN CONNECTION WITH THE RECENT VOTE OF OUR MAJORITY STOCKLHOLDERS RESULTING IN A NAME OF THE COMPANY TO “ANGEL ACQUISITION CORP.” effective April 21, 2008.

This amendment number one to our Definitive Information Statement on Schedule 14C is identical to our Defintive Information statement on schedule 14C filed with the SEC on April 10, 2008 with the exception of the date of this amendment, the deletion of Attachment B and the correction of information regarding dissenters’ rights in connection with the name change.

PALOMAR ENTERPRISES, INC.
1802 N. Carson Street, Suite 212-3018
Carson City, Nevada 89701
Telephone (775) 887-0670

April 10, 2008

To Our Stockholders:

The purpose of this information statement is to inform the holders of record of shares of our common stock as of the close of business on the record date, February 29, 2008, that our board of directors has recommended, and that the holders of the majority of the voting power of our outstanding capital stock intend to vote on April 21, 2008 to approve an amendment to our articles of incorporation to change our corporate name from “Palomar Enterprises, Inc.” to “Angel Acquisition Corp.”  We believe that the new name more accurately reflects the principal business model of the corporation, which is acquisition, renovation and sale of residential real estate properties, as well as planned future acquisition and sale of profitable public companies.

As of the record date, 849,163 shares of our common stock were issued and outstanding.  As of the record date 8,950,000 shares of our series A preferred stock were issued and outstanding, 30,000,000 shares of our series B preferred stock were issued and outstanding and zero shares of our series C preferred stock were issued and outstanding.

Each share of our common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders.  Each share of our series A preferred stock is convertible into 1,000 shares of our common stock.  Each share of our series A preferred stock entitles the holder to 1,000 votes of our common stock on all matters brought before our stockholders.  Each share of our series B preferred stock is convertible into 100 shares of our common stock.  Each share of our series B preferred stock entitles the holder to 100 votes of our common stock on all matters brought before our stockholders.  Each share of our series C preferred stock is convertible into 1,000 shares of our common stock. The shares of our series C preferred stock do not have voting rights.

We have consenting stockholders, Steve Bonenberger, our President, Chief Executive Officer and Director, and Brent Fouch, our Treasurer, Chief Financial Officer and Director.  Each of Messrs. Bonenberger and Fouch hold 4,475,000 shares of the series A preferred stock and 49,134 shares of our common stock.  Therefore, Mr. Bonenberger will have the power to vote 4,475,049,134 shares of our common stock and Mr. Fouch will have the power to vote 4,475,049,134 shares of our common stock.  Together, Messrs. Bonenberger and Fouch will have the power to vote 8,950,098,268 shares or our common stock, which number exceeds the majority of the issued and outstanding shares of our common stock on the record date.

Messrs. Bonenberger and Fouch will vote in favor of the change in our corporate name to “Angel Acquisition Corp.”  Messrs. Bonenberger and Fouch will have the power to pass the proposed corporate action without the concurrence of any of our other stockholders.  A copy of the resolutions to be approved by Messrs. Bonenberger and Fouch are described in Attachment A to this information statement.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  You can identify our forward-looking statements by the words "expects," "projects," "believes," "anticipates," "intends," "plans," "predicts," “estimates" and similar expressions.

We have based the forward-looking statements relating to our operations on our current expectations, estimates and projections.  We caution you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict.  In addition, we have based these forward-looking statements on assumptions about future events that may prove to be inaccurate.  Accordingly, our actual outcomes and results may differ materially from what we have expressed or forecast in the forward-looking statements.

You should rely only on the information we have provided or incorporated by reference in this Information Statement.  We have not authorized any person to provide information other than that provided here and on our filings with the Securities and Exchange Commission. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

We are not asking for a proxy and you are requested not to send us a proxy.

We appreciate your continued interest in Palomar Enterprises, Inc.

Very truly yours,

/s/ Steve Bonenberger
 Steve Bonenberger,
President, Chief Executive Officer and Director

PALOMAR ENTERPRISES, INC.
1802 N. Carson Street, Suite 212-3018
Carson City, Nevada 89701
Telephone (775) 887-0670

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The purpose of this information statement is to inform the holders of record of shares of our common stock as of the close of business on the record date, February 29, 2008, that our board of directors has recommended, and that the holders of the majority of the voting power of our outstanding capital stock intend to vote on April 21, 2008 to approve an amendment to our articles of incorporation to change our corporate name from “Palomar Enterprises, Inc.” to “Angel Acquisition Corp.”  We believe that the new name more accurately reflects the principal business model of the corporation, which is acquisition, renovation and sale of residential real estate properties, as well as planned future acquisition and sale of profitable public companies.

We have consenting stockholders, Steve Bonenberger, our President, Chief Executive Officer and Director, and Brent Fouch, our Treasurer, Chief Financial Officer and Director.  Each of Messrs. Bonenberger and Fouch hold 4,475,000 shares of the series A preferred stock and 49,134 shares of our common stock.  Therefore, Mr. Bonenberger will have the power to vote 4,475,049,134 shares of our common stock and Mr. Fouch will have the power to vote 4,475,049,134 shares of our common stock.  Together, Messrs. Bonenberger and Fouch will have the power to vote 8,950,098,268 shares or our common stock, which number exceeds the majority of the issued and outstanding shares of our common stock on the record date.

Messrs. Bonenberger and Fouch will vote in favor of the change in our corporate name to “Angel Acquisition Corp.”  Messrs. Bonenberger and Fouch will have the power to pass the proposed corporate action without the concurrence of any of our other stockholders.  A copy of the resolutions to be approved by Messrs. Bonenberger and Fouch are described in Attachment A to this information statement.

This information statement will be sent on or about April 10, 2008 to our stockholders of record who do not sign the majority written consent described herein.

VOTING SECURITIES

In accordance with our bylaws, our board of directors has fixed the close of business on February 29, 2008 as the record date for determining the stockholders entitled to notice of the above noted corporate action.  The name change will be approved if the number of votes cast in favor of the proposed corporate action exceeds the number of votes cast in opposition to the proposed corporate action.  A majority of the voting power, which includes the voting power that is present in person or by proxy, constitutes a quorum for the transaction of business.

As of the record date, 849,163 shares of our common stock were issued and outstanding.  As of the record date 8,950,000 shares of our series A preferred stock were issued and outstanding, 30,000,000 shares of our series B preferred stock were issued and outstanding and zero shares of our series C preferred stock were issued and outstanding.

Each share of our common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders.  Each share of our series A preferred stock is convertible into 1,000 shares of our common stock. Each share of our series A preferred stock entitles the holder to 1,000 votes of our common stock on all matters brought before our stockholders.  Each share of our series B preferred stock is convertible into 100 shares of our common stock.  Each share of our series B preferred stock entitles the holder to 100 votes of our common stock on all matters brought before our stockholders.  Each share of our series C preferred stock is convertible into 1,000 shares of our common stock. The shares of our series C preferred stock do not have voting rights.

We have consenting stockholders, Steve Bonenberger, our President, Chief Executive Officer and Director, and Brent Fouch, our Treasurer, Chief Financial Officer and Director.  Each of Messrs. Bonenberger and Fouch hold 4,475,000 shares of the series A preferred stock and 49,134 shares of our common stock.  Therefore, Mr. Bonenberger will have the power to vote 4,475,049,134 shares of our common stock and Mr. Fouch will have the power to vote 4,475,049,134 shares of our common stock.  Together, Messrs. Bonenberger and Fouch will have the power to vote 8,950,098,268 shares or our common stock, which number exceeds the majority of the issued and outstanding shares of our common stock on the record date.

Messrs. Bonenberger and Fouch will vote in favor of the change in our corporate name to “Angel Acquisition Corp.”  Messrs. Bonenberger and Fouch will have the power to pass the proposed corporate action without the concurrence of any of our other stockholders.  A copy of the resolutions to be approved by Messrs. Bonenberger and Fouch are described in Attachment A to this information statement.

Distribution and Costs

We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing.  In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders.  Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

CHANGE IN NAME FROM “PALOMAR ENTERPRISES, INC.” TO “ANGEL ACQUISITION CORP.”

Our board of directors has unanimously adopted a resolution seeking stockholder approval to amend our articles of incorporation to change our name to “Angel Acquisition Corp.”  The board believes that this amendment is in our best interests because it will more accurately reflect our planned business model, which is acquisition, renovation and sale of  residential real estate properties, as well as planned future acquisition and sale of profitable public companies. The proposed amendment will not have any material effect on our business, operations, reporting requirements or stock price. Stockholders will not be required to surrender their stock certificates and to have new stock certificates reflecting the name change.  A copy of the proposed resolution amending our articles of incorporation to change our corporate name is contained in Attachment A hereto.  If the amendment is adopted, it will become effective upon filing of a certificate of amendment of our articles of incorporation with the Secretary of State of Nevada.

Vote Required

Once a quorum is present and voting, the change in our corporate name will be approved if the number of votes cast in favor of the name change exceeds the number of votes cast in opposition to the name change.

The board of directors recommends a vote FOR approval of the name change, as described in Attachment A hereto.

Information regarding the beneficial ownership of our common and preferred stock by management and the board of directors is noted below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of all shares of our common stock and preferred stock as of the record date, by:

• Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

• Each person who beneficially owns outstanding shares of our preferred stock;

• Each of our directors;

• Each named executive officer; and

• All directors and officers as a group.

Name and Address of Beneficial Owner (1)	Common Stock Beneficially Owned (2)		Preferred Stock Beneficially Owned (2)
	Number	Percent	Number		Percent
Steve Bonenberger	49,134	5.78	4,475,000	(3)	50	(3)
Brent Fouch	49,134	5.78	4,475,000	(3)	50	(3)
All directors and officers as a group (two persons)	98,268	11.57	8,950,000	(3)	100	(3)
Cede & Co.	-0-	-0-	30,000,000	(4)	100	(4)

(1)
Unless otherwise indicated, the address for each of these stockholders is c/o Palomar Enterprises, Inc., 1802 N. Carson Street, Suite 212, Carson City, Nevada, 89701, telephone number (775) 887-0670.  Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to the shares of our common and preferred stock which he beneficially owns.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC.  As of February 29, 2008, the total number of outstanding shares of the common stock is 849,163, the total number of outstanding shares of the series A preferred stock is 8,950,000, the total number of outstanding shares of the series B preferred stock is 30,000,000 and the total number of outstanding shares of the series C preferred stock is zero.

(3)	series A preferred stock.

(4)	series B preferred stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities.  Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.  All such persons have filed all required reports.

DOCUMENTS INCORPORATED BY REFERENCE

Our Annual Report on Form 10-KSB for the year ended December 31, 2006 and our Quarterly Reports on Forms 10-QSB for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007 are incorporated herein by reference.

COPIES OF ANNUAL AND QUARTERLY REPORTS

We will furnish a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2006 and our Quarterly Reports on Forms 10-QSB for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007 and any exhibit referred to therein without charge to each person to whom this information statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request.  Any request should be directed to our corporate secretary at 1802 N. Carson Street, Suite 212-3018, Carson City, Nevada 89701, Telephone (775) 887-0670.

By Order of the board of directors,

/s/  Steve Bonenberger
Steve Bonenberger, President, Chief Executive
Officer and Director

Attachment A

RESOLUTIONS TO BE ADOPTED BY THE
STOCKHOLDERS OF
PALOMAR ENTERPRISES, INC.
(the “Company”)

RESOLVED, that the amendment to the Company’s Articles of Incorporation to change the name of the Company to “Angel Acquisition Corp.” is  hereby approved in all respects; and

RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.